UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2015
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

T-Mobile US, Inc. (the “Company”) held the Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2015, after notice was duly given and at which a quorum of the Company’s stockholders was represented by proxy or in person. At the Annual Meeting, the following five proposals were presented:

(1)	Elect eleven directors named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)	Approve the T-Mobile US, Inc. 2014 Employee Stock Purchase Plan;

(4)	Vote on a stockholder proposal, if properly presented at the Annual Meeting, regarding Human Rights Risk Assessment; and

(5)	Vote on a stockholder proposal, if properly presented at the Annual Meeting, regarding Proxy Access.

Proposal 1 - Election of Directors

The following eleven directors were elected at the Annual Meeting to serve terms ending at the Company’s 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified, unless the director earlier resigns, retires, passes away or otherwise no longer serves as a director:

Director Nominee	For	Authority Withheld	Broker Non-Votes
W. Michael Barnes	653,204,332	77,186,004	23,629,240
Thomas Dannenfeldt	646,817,039	83,573,297	23,629,240
Srikant M. Datar	720,296,911	10,093,425	23,629,240
Lawrence H. Guffey	652,875,142	77,515,194	23,629,240
Timotheus Höttges	692,203,893	38,186,443	23,629,240
Bruno Jacobfeuerborn	691,960,082	38,430,254	23,629,240
Raphael Kübler	646,743,432	83,646,904	23,629,240
Thorsten Langheim	647,997,791	82,392,545	23,629,240
John J. Legere	696,942,177	33,448,159	23,629,240
Teresa A. Taylor	653,082,158	77,308,178	23,629,240
Kelvin R. Westbrook	717,346,710	13,043,626	23,629,240

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015 was approved as follows:

For	Against	Abstain
753,567,014	295,788	156,774

Proposal 3 - Approval of the T-Mobile US, Inc. 2014 Employee Stock Purchase Plan

The stockholders approved the T-Mobile US, Inc. 2014 Employee Stock Purchase Plan as follows:

For	Against	Abstain	Broker Non-Votes
703,881,563	26,403,159	105,614	23,629,240

Proposal 4 - Vote on Stockholder Proposal

The stockholder proposal related to human rights risk assessment was not approved as follows:

For	Against	Abstain	Broker Non-Votes
38,498,273	672,495,098	19,396,965	23,629,240

Proposal 5 - Vote on Stockholder Proposal

The stockholder proposal related to proxy access was not approved as follows:

For	Against	Abstain	Broker Non-Votes
128,439,530	601,598,286	352,520	23,629,240

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 5, 2015	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer